Exhibit 99.1

THE FOLLOWING CERTIFICATION ACCOMPANIES THE ISSUER'S QUARTERLY REPORT ON FORM 10-Q AND IS NOT FILED, AS PROVIDED IN SEC RELEASE NOS. 33-8212, 34-47551 AND IC-25967, DATED MARCH 21, 2003.

                Certification Pursuant to 18 U.S.C. Section 1350,
                    As Adopted Pursuant to Section 906 of the
                           Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of BrandPartners Group, Inc. (the "Company") on Form 10-Q for the quarter ended March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, hereby certifies pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                      By: /s/  Edward T. Stolarski
                                          ------------------------------------
                                          Edward T. Stolarski
                                          Chairman and Chief Executive Officer

                                          May 15, 2003

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO THE ISSUER AND WILL BE RETAINED BY THE ISSUER AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.